Exhibit 10.1

AI 智能制造平台技术购买协议

AI-Enabled Smart Manufacturing Platform Technology Purchase Agreement

本《AI 智能制造平台技术购买协议》（以下简称“本协议”）由以下各方签署：

This “AI-Enabled Smart Manufacturing Platform Technology Purchase Agreement” (hereinafter referred to as “this Agreement”) is entered into by and between the following parties:

甲方（买方/发行方）：

CCSC Technology International Holdings Limited，一家根据开曼群岛法律设立并有效存续的公司，A 类普通股在 Nasdaq 上市交易，证券代码为“CCTG”。主要行政办公室地址： 1301-03, 13/f, Shatin Galleria, 18-24, Shan Mei Street, Fotan, Shatin, Hong Kong

Party A (Buyer/Issuer): CCSC Technology International Holdings Limited, a company duly incorporated and validly existing under the laws of the Cayman Islands, whose Class A ordinary shares are listed and traded on Nasdaq under the ticker symbol “CCTG”. Principal executive office address: 1301-03, 13/f, Shatin Galleria, 18-24, Shan Mei Street, Fotan, Shatin, Hong Kong; and

乙方（卖方/技术提供方）：

Asia Resource Holdings Limited，一家根据塞舌尔共和国法律设立并有效存续的公司。主要行政办公室地址：31-A2-6-1, Miharja Condominium, Palong Road, Miharja Park, 55200, Kuala Lumpur, Malaysia

Party B (Seller/Technology Provider): Asia Resource Holdings Limited, a company duly incorporated and validly existing under the laws of Republic of Seychelles. Principal executive office: 31-A2-6-1, Miharja Condominium, Palong Road, Miharja Park, 55200, Kuala Lumpur, Malaysia

甲方与乙方合称“双方”，单称“一方”。

Party A and Party B are collectively referred to as the “Parties” and individually as a “Party”.

第一条鉴于

Article 1 Recitals

●	1.1 甲方为Nasdaq 上市公司，主营连接器、线缆、线束及相关精密制造业务，拟采购并部署一套AI-Enabled MES / QMS / Traceability Integrated Manufacturing Platform，以支持其制造数字化、质量闭环、全流程追溯、设备与测试数据集成、 AI 分析及多工厂协同运营。

1.1 Party A is a Nasdaq-listed company primarily engaged in the business of connectors, cables, wire harnesses, and related precision manufacturing. It intends to purchase and deploy an AI-Enabled MES / QMS / Traceability Integrated Manufacturing Platform to support its manufacturing digitalization, closed-loop quality management, end-to-end traceability, equipment and test data integration, AI analysis, and multi-factory collaborative operations.

●	1.2 乙方系在智能制造、工业软件、AI 质量分析、产线数字化和制造执行系统领域具备开发、实施与持续维护能力的专业技术公司。

1.2 Party B is a professional technology company with capabilities in development, implementation, and continuous maintenance in the fields of smart manufacturing, industrial software, AI quality analysis, production line digitalization, and manufacturing execution systems (MES).

●	1.3 双方拟按照“分模块、分阶段交付、分批次验收、分批次发行股票支付对价”的模式推进本项目，总交易对价为 3,800,000 美元，全部以甲方 A 类普通股支付。

1.3 The Parties intend to proceed with this project under a model of “phased modules, phased delivery, batch acceptance, and batch issuance of shares for consideration payment.” The total transaction consideration is USD3,800,000, which shall be paid entirely in Party A’s Class A ordinary shares.

●	1.4 双方同意，本协议项下任一批次股票发行均应遵守适用的美国证券法律、

Nasdaq 上市规则、甲方组织文件及公司治理程序，并以不超过适用阈值的方式实施。

1.4 The Parties agree that any batch of shares issued under this Agreement shall comply with applicable U.S. securities laws, Nasdaq listing rules, Party A’s organizational documents, and corporate governance procedures.

第二条定义

Article 2 Definitions

除本协议另有约定外，下列术语具有如下含义：

Unless otherwise agreed in this Agreement, the following terms shall have the meanings set forth below:

●	“平台”：指乙方根据本协议向甲方提供的AI-Enabled MES / QMS / Traceability Integrated Manufacturing Platform，包括软件、接口、中间件、模型、配置、文档、实施成果及相关交付物。

“Platform”: Refers to the AI-Enabled MES / QMS / Traceability Integrated Manufacturing Platform sold by Party B to Party A pursuant to this Agreement, including software, interfaces, middleware, models, configurations, documentation, implementation results, and related deliverables.

●	“软件”：指本协议项下的标准软件、定制开发软件、源代码（如适用）、目标代码、脚本、模型文件、数据库结构、报表模板、接口程序及其更新版本。

“Software”: Refers to the standard software, customized development software, source code (if applicable), object code, scripts, model files, database structures, report templates, interface programs, and updated versions thereof under this Agreement.

●	“交付物”：指乙方依据本协议及附件应向甲方交付的全部技术成果，包括但不限 于软件、文档、接口说明、测试报告、安装包、配置文件、模型成果、培训材料及实施文件。

“Deliverables”: Refers to all technical results to be delivered by Party B to Party A in accordance with this Agreement and its annexes, including but not limited to software, documentation, interface specifications, test reports, installation packages, configuration files, model results, training materials, and implementation documents.

●	“模块”：指本协议附件一载明的各独立采购与实施单元。

“Module”: Refers to each independent procurement and implementation unit as specified in Annex I of this Agreement.

●	“验收”：指甲方依据本协议、附件一《技术规格说明书》、附件二《测试与验收标准》对乙方交付物进行测试、验证并🎧具书面验收确认的过程。

“Acceptance”: Refers to the process by which Party A tests and verifies Party B’s deliverables and issues a written acceptance confirmation in accordance with this Agreement, Annex I “Technical Specifications,” and Annex II “Testing and Acceptance Standards.”

●	“缺陷”：指软件或服务未能实质符合本协议、附件、双方书面确认需求、功能说明、性能指标或适用法律要求的情形。

“Defect”: Refers to situations where the software or services fail to substantially comply with this Agreement, annexes, requirements confirmed in writing by both Parties, functional descriptions, performance indicators, or applicable legal requirements.

●	“甲方 A 类普通股”：指甲方已发行或将依法发行的 A 类普通股或依法等同之股权证券。

“Party A Class A Ordinary Shares”: Refers to the Class A ordinary shares or legally equivalent equity securities already issued or to be issued by Party A according to law.

●	“发行价格”：指每一批次甲方用于支付对价的 A 类普通股价格，按本协议第六条约定确定。

“Issuance Price”: Refers to the price of the Class A ordinary shares used by Party A for each batch of consideration payment, determined in accordance with Article 6 of this Agreement.

●	“限制性证券”：指依美国证券法豁免注册方式发行、附有限售和转让限制的证券。

“Restricted Securities”: Refers to securities issued subject to resale and transfer restrictions.

●	“关联方”：指直接或间接控制、受控制于或与该方共同受控制的主体。

“Affiliate”: Refers to any entity that directly or indirectly controls, is controlled by, or is under common control with a Party.

●	“保密信息”：指一方披露给另一方的所有非公开商业、技术、财务、客户、制造、工艺、测试、图像、算法、价格、交易及其他信息。

“Confidential Information”: Refers to all non-public commercial, technical, financial, customer, manufacturing, process, testing, image, algorithm, pricing, transaction, data and other information disclosed by one Party to the other.

●	“IP”：指知识产权。

“IP”: Refers to intellectual property.

●	“AI”：人工智能。

“AI”: Refers to artificial intelligence.

第三条项目范围与模块划分

Article 3 Project Scope and Module Division

●	3.1 项目总体范围(Project Overall Scope)：乙方应向甲方提供一套面向连接器、线缆、线束及相关精密装配业务的 AI 智能制造平台，具体包括但不限于以下模块：

Party B shall provide Party A with an AI-Enabled Smart Manufacturing Platform tailored for connectors, cables, wire harnesses, and related precision assembly businesses, specifically including but not limited to the following Modules:

1.	MES 生产执行管理模块(MES Production Execution Management Module)

2.	QMS 质量管理模块(QMS Quality Management Module)

3.	全流程追溯与Genealogy 模块(End-to-End Traceability and Genealogy Module)

4.	设备与测试数据集成模块(Equipment and Test Data Integration Module)

5.	AI 质量预警与异常分析模块(AI Quality Early Warning and Anomaly Analysis Module)

6.	AI 视觉质检联动模块(AI Vision Quality Inspection Linkage Module)

7.	排产优化与交付协同模块(Scheduling Optimization and Delivery Collaboration Module)

8.	管理驾驶舱与报表中心模块(Management Dashboard and Report Center Module)

9.	平台基础能力与安全模块(Platform Foundational Capabilities and Security Module)

●	3.2 分批次购买与对价分配(Phased Purchase and Consideration Allocation)：双方确认，本项目按以下六个采购批次推进，每一批次对应独立模块组合、独立交付、独立验收、独立股票支付：

The Parties confirm that the project will proceed according to the following six procurement batches, with each batch corresponding to an independent Module combination, independent delivery, independent acceptance, and independent share payment:

批次 (Batch)	模块内容(Module Content)	对价 (Consideration - USD)

第一批次 (Batch 1)	MES 生产执行管理模块（核心版） (MES Core Edition)	850,000

第二批次 (Batch 2)	QMS 质量管理模块+ 全流程追溯与Genealogy 模块(QMS + Traceability C Genealogy)	900,000

第三批次 (Batch 3)	设备与测试数据集成模块(Equipment C Test Data Integration)	650,000

第四批次 (Batch 4)	AI 质量预警与异常分析模块(AI Quality Warning C Anomaly Analysis)	500,000

第五批次 (Batch 5)	AI 视觉质检联动模块(AI Vision Inspection Linkage)	500,000

第六批次 (Batch 6)	排产优化与交付协同模块+ 管理驾驶舱与报表中心+台基础能力与安全模块(Scheduling + Dashboard + Foundational/Security)	400,000

总计 (Total)		3,800,000

第四条技术规格、实施标准与交付义务

Article 4 Technical Specifications, Implementation Standards, and Delivery Obligations

●	4.1 乙方交付义务(Party B’s Delivery Obligations)：

乙方应按照本协议及附件约定，完成平台设计、开发、配置、部署、接口集成、测试、培训、试运行、上线支持及维护服务，并交付相应交付物。

Party B shall complete the design, development, configuration, deployment, interface integration, testing, training, trial operation, go-live support, and maintenance services of the Platform in accordance with this Agreement and its annexes, and deliver the corresponding Deliverables.

●	4.2 技术标准(Technical Standards)：乙方保证平台至少满足以下要求：

Party B guarantees that the Platform shall, at a minimum, meet the following requirements:

o	满足附件一所列各模块功能需求；Meet the functional requirements of each Module listed in Annex I;

o	支持中文及英文界面；Support both Chinese and English interfaces;

o	具备 API/中间件能力，可与甲方 ERP、WMS、PLM、财务系统、测试设备和工业终端进行集成；Possess API/middleware capabilities to integrate with Party A’s ERP, WMS, PLM, financial systems, testing equipment, and industrial terminals;

o	具备审计追踪、权限管理、日志记录、文档版本控制、数据备份与恢复能力；Possess capabilities for audit trails, permission management, log recording, document version control, and data backup and recovery;

o	AI 模块应建立在甲方合法拥有或控制的数据基础之上，结果可追溯、可审计、可解释；AI Modules shall be built upon data legally owned or controlled by Party A, with results being traceable, auditable, and explainable;

o	乙方不得擅自减少功能、降低性能、变更架构或引入对甲方不利的第三方开源义务。Party B shall not unilaterally reduce functions, lower performance, change architecture, or introduce third-party open-source obligations detrimental to Party A.

●	4.3 第三方组件(Third-Party Components)：乙方应在交付前向甲方披露平台所含全部第三方软件、开源组件及许可证类型，并确保不会因第三方许可证安排导致甲方源代码、业务逻辑、工艺数据或其他专有信息被强制公开。

Prior to delivery, Party B shall disclose all third-party software, open-source components, and license types contained in the Platform to Party A, and ensure that no third-party license arrangement will result in the forced disclosure of Party A’s Confidential Information, source code, business logic, process data, or other proprietary information.

第五条项目实施、阶段验收与上线

Article 5 Project Implementation, Phased Acceptance, and Go-Live

●	5.1 实施模式(Implementation Model)：本项目采用“需求确认—开发/配置—内部测试—用户验收测试（UAT）—试运行—正式验收”的实施模式。

The project adopts the implementation model of “Requirement Confirmation— Development/Configuration—Internal Testing—User Acceptance Testing (UAT)—Trial Operation—Formal Acceptance.”

●	5.2 分批次实施(Phased Implementation)：每一批次模块的实施流程如下：

The implementation process for each batch of the Modules is as follows:

1.	乙方提交该批次《详细方案与开发蓝图》；Party B submits the “Detailed Solution and Development Blueprint” for that batch;

2.	甲方书面确认需求范围；Party A confirms the scope of requirements in writing;

3.	乙方开发、配置、集成并提交测试环境；Party B performs development, configuration, and integration, and submits the test environment;

4.	双方完成联调和UAT；Both Parties complete joint commissioning and UAT;

5.	乙方提交《阶段交付报告》及《测试报告》；Party B submits the “Phase Delivery Report” and “Test Report”;

6.	甲方在【10】个工作日内完成验收并🎧具《模块验收确认书》或书面缺陷清单；Party A completes acceptance and issues a “Module Acceptance Confirmation” or a written defect list within [10] working days;

7.	通过验收后，甲方启动对应批次股票发行流程。Upon passing acceptance, Party A initiates the share issuance process for the corresponding batch.

●	5.3 验收标准(Acceptance Standards)：

1.	各模块必须达到附件二约定的功能、性能、接口、稳定性、安全性和文档标准；

Each Module must meet the functions, performance, interface, stability, security, and documentation standards agreed upon in Annex II;

2.	如甲方提🎧重大缺陷，乙方应在【10】个工作日内修复；

If Party A identifies major defects, Party B shall rectify them within [10] working days;

3.	修复后甲方有权重新测试；Party A has the right to re-test after rectification;

4.	同一模块如经两轮整改仍存在重大缺陷，甲方有权暂停后续批次实施与发行流程，直至问题解决；

If a single Module still has major defects after two rounds of rectification, Party A has the right to suspend the implementation and issuance process of subsequent batches until the problem is resolved;

5.	甲方未🎧具书面验收确认前，不视为该模块已经最终验收，但甲方实际投入生产使用满【20】个工作日且未提🎧重大缺陷的，可视为通过阶段验收，隐蔽缺陷除外。

Before Party A issues a written acceptance confirmation, the Module shall not be deemed to have passed final acceptance; however, if Party A has put it into actual production use for [20] working days without notifying Party B of major defects, it may be deemed to have passed phased acceptance, except for latent defects.

●	5.4 甲方配合义务(Party A’s Cooperation Obligations)：甲方应及时提供必要的主数据、接口文档、测试环境、关键用户资源和业务确认；如因甲方未按时配合导致延误，相关工期顺延，乙方不承担迟延责任。

Party A shall timely provide necessary master data, interface documentation, test environments, key user resources, and business confirmations. If delays are caused by Party A’s failure to cooperate on time, the relevant schedule shall be extended accordingly, and Party B shall not bear responsibility for the delay.

第六条总对价与股票支付机制

Article 6 Total Consideration and Share Payment Mechanism

●	6.1 总对价(Total Consideration)：本协议总对价为 3,800,000 美元，由甲方以发行 A 类普通股的方式向乙方全额支付，不以现金支付。

The total consideration for the Platform inthis Agreement is USD3,800,000, which shall be paid in full by Party A to Party B through the issuance of Class A ordinary shares and shall not be paid in cash.

●	6.2 分批次支付(Phased Payment)：每一批次对价在该批次模块通过验收后支付，对应金额见本协议第三条第 3.2 款。

The consideration for each batch shall be paid after the Modules of that batch pass acceptance. The corresponding amounts are set forth in Section 3.2 of Article 3.

●	6.3 每批次发行价格(Issuance Price per Batch)：双方同意每批发行价格定为每股 A 类普通股 0.60 美元;并通过向卖方分配并发行 6,333,333 股面值 0.005 美元的 A类普通股，其总价值等同于总对价。：

o	The Parties agree that the Issuance Price for each batch shall be fixed at USD0.60 per Class A ordinary share, and shall be satisfied by the allotment and issuance to Party B of a total of 6,333,333 Class A ordinary shares of Party A with a par value of USD0.005 each (the “Consideration Shares”), the aggregate value of which is equal to the total consideration for this Agreement.

●	6.4 每批次发行股数(Number of Shares per Batch)：每批次应发行股数按下列公式计算：该批次应发行股数= 该批次对价金额÷ 该批次发行价格。如🎧现零股，向下取整；不足部分并入下一批次对价对应的应发行股数计算，但仍应受本协议第 6.5 条约束。

The number of shares to be issued in each batch is calculated as follows: Number of Shares = Consideration Amount for the Batch ÷ Issuance Price for the Batch. Any fractional shares shall be rounded down to the nearest whole number; the remainder shall be added to the calculation of the number of shares for the next batch’s consideration, but remains subject to Article 6.5 of this Agreement.

●	6.5 无价格重置与反稀释条款(No Price Reset or Anti-Dilution)：本协议项下发行价格不适用任何“full ratchet”“down-round reset”“浮动折价重置”或其他可能被视为

变相折价融资的安排；除甲方发生股票拆细、合并、送股、资本重组等全体股东一体适用事项外，乙方无权基于市场价格下跌要求额外补发股份。

The issuance price under this Agreement is not subject to any “full ratchet,” “down- round reset,” “floating discount reset,” or other arrangements that might be deemed disguised discounted financing. Except for events applicable to all shareholders such as stock splits, consolidations, stock dividends, or capital reorganizations of Party A, Party B has no right to demand additional shares based on a decline in market price.

●	6.6 发行前提条件(Conditions Precedent for Issuance)：甲方每批次发行股票的前提条件包括但不限于：

Conditions precedent for each batch of shares to be issued by Party A under this Agreement include, but are not limited to, the following:

o	对应模块已通过验收；The corresponding Module has passed acceptance;

o	至少两位甲方董事已批准该批次发行；At least two Party A’s Directors has approved the issuance;

o	甲方拥有足够的法定授权及未发行股份可供发行；Party A has sufficient authorized but unissued shares available for issuance;

o	甲方已履行必要的Nasdaq 通知及其他程序；Party A has completed necessary Nasdaq notifications and other procedures;

o	不存在法院、监管机关或证券交易所的禁止令、停牌令或其他实质性障碍； No injunctions, suspension orders, or other material obstacles from courts, regulatory authorities, or stock exchanges exist;

o	乙方已完成适用证券法项下投资者资格文件、问卷、承诺函及其他交割文件签署。Party B has completed the signing of investor qualification documents, questionnaires, commitment letters, and other closing documents under applicable securities laws.

●	6.7 总对价股票发行(Issuance of Consideration Shares)：

1.	尽管有上述第6.3条规定，卖方特此指示并授权发行人向卖方的受让人（“卖方受让人”）分配和发行对价份额，其详细信息将由卖方根据转让通知告知买方和发行人（该通知形式载于单独的转让契约中）。卖方同意与卖方受让人签订一份单独的转让契约，以便将对价份额转让给卖方受让人。

Notwithstanding Article 6.3 above, Party B hereby instructs and authorises Party A to allot and issue the Consideration Shares to Party B’s assignees (“Party B’s Assignees”), the details of which will be notified by Party B to Party A in accordance with the notice of assignment (a form of which is set out in the separate deed of assignment). Party B agrees that it shall enter into a separate deed of assignment with Party B’s Assignees for the purposes of assigning its right and entitlement to receive the Consideration Shares in favour of Party B’s Assignees.

2. 在买方根据下文第3.1条收到每批股票后，发行人应在完工日期的每批批项向卖方受让人发行对价股份。Subject to receipt by Party A of each batch of Deliverables in accordance with Article 3.2 above, the Consideration Shares shall be issued by Party A to Party B’s Assignees on a per-batch basis.

3. 对 价 股 份 应 无 任何 负 担 ， 并 具 备 完 整 的 法 律 和 受 益 权 。 The Consideration Shares shall be issued free from all encumbrances and with full legal and beneficial title.

4. 双方同意并确认，在甲方收到每一批（共六批）交付成果后，甲方向乙方的受让人发行相应批次的对价股份，应视为甲方就该特定批次交付成果所对应付款义务的完全和最终履行。为避免疑义，每一批次的股份发行仅解除与该批次相关的总对价部分，直至全部六批交付成果均已完成后，方视为全部总对价义务已履行完毕。The Parties agree and acknowledge that, upon Party A’s receipt of each of the six batches of Deliverables, the issuance of the corresponding batch of Consideration Shares by Party A to Party B’s Assignees shall constitute a full and final discharge of Party A’s payment obligation with respect to that specific batch of Deliverables. For the avoidance of doubt, each such issuance shall discharge only the portion of the total consideration attributable to the relevant batch, and not the total consideration in its entirety until all six batches have been duly completed.

●	6.8 证券法豁免路径(Securities Law Exemption Paths)：

1.	如乙方及其最终受益人均为非美国人，且交易在美国境外完成，股票发行应依 Regulation S 豁免注册；

If Party B and its ultimate beneficiaries are non-U.S. persons and the transaction is completed outside the U.S., the issuance of Class A ordinary shares shall be conducted in reliance on the exemption from registration provided by Regulation S under the Securities Act of 1933, as amended (the “Securities Act”);

2.	如不满足Regulation S 条件，则股票发行应按Section 4(a)(2)、Regulation D 或其他可用路径豁免；

If the conditions of Regulation S are not met, the issuance of Class A ordinary shares shall instead be conducted in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act, Regulation D thereunder, or other available exemption;

3.	乙方确认其取得甲方股票系为投资目的，而非立即分销；

Party B confirms that its acquisition of Party A shares is for investment purposes and not for immediate distribution;

4.	乙方同意签署投资者陈述函，并接受限制性证券图例、转让限制及合规🎧售要求。

Party B agrees to sign an investor representation letter and accept restrictive legends, transfer restrictions, and compliant sale requirements for Restricted Securities.

第七条知识产权、数据权属与许可安排

Article 7 Intellectual Property, Data Ownership, and Licensing

●	7.1 乙方预有知识产权(Party B’s Pre-existing IP)：乙方在本协议签署前已拥有的基础平台、通用框架、底层工具、通用模型、通用算法、开发方法论及其衍生改进，其知识产权归乙方所有。

The intellectual property rights to the foundational platform, general frameworks, underlying tools, general models, general algorithms, development methodologies, and their derivative improvements owned by Party B prior to the signing of this Agreement shall remain with Party B.

●	7.2 甲方专属成果(Party A’s Exclusive Results)：以下成果及相关知识产权归甲方所有；如根据适用法律不能当然归甲方所有的，乙方应在法律允许范围内向甲方作 🎧永久、不可撤销、全球范围、免版税、可转授权的独占许可：

The following results and related intellectual property rights shall be owned by Party A. If ownership does not automatically vest in Party A under applicable law, Party B shall, to the extent permitted by law, grant Party A a permanent, irrevocable, worldwide, royalty-free, sublicensable exclusive license to any of the following:

1.	基于甲方业务流程、工艺路线、质量标准、报表逻辑、追溯结构所作的专属定制开发；

Exclusive custom development based on Party A’s business processes, process routes, quality standards, report logic, and traceability structures;

2.	仅以甲方数据训练、微调、优化形成的甲方专属模型；

Party A-exclusive models formed solely by training, fine-tuning, and optimizing with Party A’s data;

3.	甲方专属接口逻辑、规则库、主数据映射关系和报表模板；Party A- Exclusive interface logic, rule libraries, master data mapping relationships, and report templates;

4.	甲方项目中产生的全部配置成果、实施成果和交付文档；

All configuration results, implementation results, and delivery documents generated during the projects under the Article 3.1 ;

5.	甲方委托开发并已支付对价的专有源代码部分（如附件另有约定）。 Proprietary source code segments commissioned by Party A for which consideration has been paid (unless otherwise agreed in an annex).

●	7.3 数据权属(Data Ownership)：甲方在使用平台过程中产生、上传、录入、采 集、处理和输🎧的全部业务数据、制造数据、设备数据、质量数据、图像数据、测试数据、日志数据及其衍生数据，均归甲方所有。未经甲方书面同意，乙方不得将甲方数据用于：为第三方客户提供服务；通用模型训练；数据🎧售、共享、对外展示；任何与本项目无关的商业用途。

All business data, manufacturing data, equipment data, quality data, image data, testing data, log data, and derivative data generated, uploaded, entered, collected, processed, and output by Party A during the use of the Platform shall be owned by Party A. Without Party A’s written consent, Party B shall not use Party A’s data for: providing services to third-party customers; general model training; data sales, sharing, or any public display; or any commercial purpose unrelated to this project.

●	7.4 许可范围(License Scope)：就乙方保留所有权但为甲方运行本项目所必需的部分，乙方应授予甲方及其关联公司永久、不可撤销、全球范围、免版税的内部使用许可，用于安装、运行、复制、备份、维护和升级平台。

For parts where Party B retains ownership but which are necessary for Party A to run the Platform, Party B shall grant Party A and its affiliates a permanent, irrevocable, worldwide, royalty-free internal use license for installing, running, copying, backing up, maintaining, and upgrading the Platform.

●	7.5 源代码托管(Source Code Escrow)：若甲方合理要求，双方应另行签署源代码托管协议。发生以下情形之一时，甲方有权依托管协议提取相应源代码及必要文档用于自维护：

If reasonably requested by Party A, the Parties shall sign a separate source code escrow agreement. Any such source code escrow agreement entered into in connection herewith shall provide that Party A shall have the right to extract the corresponding source code and necessary documentation for self-maintenance if any of the following occurs:

1.	乙方破产、清算、解散或停止经营；Party B becomes bankrupt, liquidates, dissolves, or ceases operations;

2.	乙方持续【30】日以上无法提供维护服务；Party B is unable to provide maintenance services for more than [30] consecutive days;

3.	乙方重大违约且在合理期限内未纠正；Party B commits a material breach of this Agreement and fails to rectify it within a reasonable period;

4.	乙方明示拒绝继续履约。Party B explicitly refuses to continue performance required pursuant to this Agreement.

第八条陈述、保证与承诺

Article 8 Representations, Warranties, and Covenants

●	8.1 乙方陈述与保证(Party B’s Representations and Warranties)：乙方陈述、保 证并承诺：其为合法存续并具有完全民事行为能力和签约能力的实体；其有权签署和履行本协议；其提供的交付物不会侵犯任何第三方知识产权；其具备完成本项目所需的人员、技术和资源；其不会未经授权访问、复制、转移、披露或使用甲方数 据；其所提供的开源和第三方组件披露真实、完整；其接受甲方股票属于限制性证券，且须遵守适用的美国证券法和转让限制。

Party B represents, warrants, and covenants that: it is a legally existing entity with full civil capacity and the capacity to contract; it has the right to sign and perform this Agreement; the Deliverables it provides will not infringe upon any third-party intellectual property rights; it possesses the intellectual property rights, business licenses, personnel, technology, and resources required to complete this project; it will not unauthorizedly access, copy, transfer, disclose, or use Party A’s data; its disclosure of open-source and third-party components is true and complete; and it accepts that Party A’s shares to be delivered to Party B as consideration hereunder will be Restricted Securities and must comply with applicable U.S. securities laws and transfer restrictions.

●	8.2 甲方陈述与保证(Party A’s Representations and Warranties)：甲方陈述、保 证并承诺：其为合法存续并具有签约能力的上市公司；其签署本协议及根据本协议发行股票，已获得或将获得必要的内部授权；其将依法推进每批次的发行程序、 Nasdaq 通知程序及必要公司治理程序；除适用法律及监管限制外，其不会无故拖延已通过验收批次的发行程序。

Party A represents, warrants, and covenants that: it is a legally existing listed company with the capacity to contract; its signing of this Agreement and the issuance of shares hereunder have obtained or will obtain necessary internal authorizations; it will proceed with the issuance for each batch in accordance with Nasdaq notification obligations and necessary corporate governance procedures in accordance with the law; and except for applicable legal and regulatory restrictions, it will not unreasonably delay the issuance process for batches that have passed acceptance.

第九条保密、数据安全与合规

Article G Confidentiality, Data Security, and Compliance

●	G.1 保密义务(Confidentiality Obligations)：任何一方未经另一方事先书面同意，不得向任何第三方披露另一方保密信息，但法律、证券监管、交易所规则、法院命令或专业顾问披露需要的除外。

Neither Party shall disclose the other Party’s Confidential Information to any third party without prior written consent, except as required by law, securities regulations, exchange rules, court orders, or for disclosure to professional advisors.

●	G.2 数据安全(Data Security)：乙方应采取不低于行业合理标准的技术与组织安全措施，包括但不限于访问控制、身份认证、加密、日志审计、最小权限、备份恢复、漏洞修复和员工权限隔离。

Party B shall adopt technical and organizational security measures no less protective than those generally accepted as reasonable industry standards, including, but not limited to, measures that will ensure access control, identity authentication, encryption, log auditing, least privilege, backup and recovery, vulnerability patching, and employee permission isolation.

●	G.3 安全事件通知(Security Incident Notification)：如发生数据泄露、未授权访问、恶意攻击、数据损毁或其他网络安全事件，乙方应在知悉后【24】小时内通知甲方，并在【72】小时内提交初步调查报告及补救方案。

In the event of a data breach, unauthorized access, malicious attack, data destruction, or other network security incident, Party B shall notify Party A within [24] hours of becoming aware of such incident and shall provide a preliminary investigation report and remediation plan within [72] hours thereafter.

●	G.4 存续期限 (Survival Period)：本条项下义务在本协议终止后继续有效【5】年；涉及商业秘密和未公开工艺信息的，保密义务持续至该等信息合法公开之日止。

Obligations under this Article shall remain valid for [5] years after the termination of this Agreement. For any Confidential Information, including trade secrets and non- public process information, the confidentiality obligation under this Agreement shall last until such information is legally made public.

第十条维护、支持与升级

Article 10 Maintenance, Support, and Upgrades

●	10.1 质保期(Warranty Period)：乙方应就每一批次已验收模块提供自该批次最终验收之日起不少于【12】个月的免费质保服务。

Party B shall provide free warranty services for each accepted Module for at least [12] months from the date of final acceptance of that batch (the “Warranty Period”).

●	10.2 质保内容(Warranty Content)：质保期内，乙方应免费修复因软件缺陷、接口缺陷、配置错误或实施问题导致的故障，但因甲方未经授权修改、误操作、第三方系统变更或不可抗力导致的除外。

During the Warranty Period, Party B shall rectify any faults caused by software defects, interface defects, configuration errors, or implementation issues free of charge, except those caused by Party A’s unauthorized modifications, misoperations, third- party system changes, or force majeure. “Force majeure” means any event beyond a Party’s reasonable control, including but not limited to war, civil unrest, hostilities, strikes, lockouts, pandemics, acts of God, governmental regulations or directives, or any act, omission, or purported act or omission of any governmental authority, whether or not similar to the foregoing. If a Party is or is likely to be affected by any such event, it shall promptly notify the other Parties of its occurrence and shall use all reasonable endeavors to mitigate or overcome its effects.

●	10.3 SLA (Service Level Agreement)：乙方应按本协议第十条第 10.1 款约定时间提供维护与支持服务，包括缺陷分级、响应时间、修复时间、远程支持、现场支持、版本更新及安全补丁。

Party B shall provide maintenance and support services during the Warranty Period as agreed upon in Article 10.1, including defect classification, response time, repair time, remote support, on-site support, version updates, and security patches.

●	10.4 AI 模块维护(AI Module Maintenance)：对于 AI 质量预警、视觉识别和异常分析模块，乙方应提供模型漂移监测、样本复标、版本管理和合理次数的调优服务。

For AI quality warning, visual recognition, and anomaly analysis Modules, Party B shall provide model drift monitoring, sample re-labeling, version management, and a reasonable number of tuning services during the Warranty Period.

第十一条违约责任

Article 11 Liability for Breach of Contract

●	11.1 乙方违约(Party B’s Breach)：如乙方🎧现下列任一情形，视为乙方违约：无正当理由延迟交付超过【15】个工作日；交付物经两轮整改后仍存在重大缺陷；擅自使用、披露或转移甲方数据；侵犯第三方知识产权，导致甲方遭受索赔或限制；擅自分包核心开发、核心模型、关键数据处理工作。乙方违约的，甲方有权要求限期整改、暂停后续批次、解除未履行部分合同，并要求乙方承担直接损失赔偿责任。

Party B is in breach if it: delays delivery by more than [15] working days without justification; provides Deliverables with major defects after two rounds of rectification; causes or is directly or indirectly responsible for any unauthorized use, disclosure, or transfer Party A’s Confidential Information or data; infringes third-party IP resulting in claims against Party A; or enters into any unauthorized subcontracts with respect to core development or data processing to be furnished to Party A pursuant to this Agreement. In such cases, Party A may demand rectification, suspend share issuances, terminate unperformed parts of the contract, and seek compensation for direct losses.

●	11.2 甲方违约(Party A’s Breach)：如甲方在满足所有发行前提条件后，无正当理由超过【20】个工作日未启动对应批次发行流程，且经催告后【15】个工作日仍未纠正，构成甲方违约。但若因法律规则、股东批准、授权股份不足或不可控监管原因导致，不视为违约。

If Party A fails to start the share issuance process within [20] working days after conditions are met pursuant to this Agreement and fails to correct it within [15] working days following the receipt of written notice from Paty B, such failure shall constitute a breach of this Agreement. However, any delay or failure due to applicable legal requirements, Nasdaq rules, lack of shareholder approval, insufficient authorized shares, or other regulatory or circumstances beyond Party A’s reasonable control shall not constitute a breach.

●	11.3 知识产权侵权赔偿(IP Infringement Indemnity)：如因乙方交付物侵权导致甲方受损，乙方应负责抗辩并赔偿；乙方应自费为甲方取得使用权、替换或修改为不侵权版本。

If Party B’s Deliverables infringe third-party IP and result in any loss to Party A, Party B shall defend, indemnify, and hold harmless Party A in respect of any such claim, loss, or damages. Party B shall also, at its own cost and expense, obtain the necessary rights for continued use, or replace/modify the relevant Deliverables so that they are non-infringing.

●	11.4 责任限制(Limitation of Liability)：除故意不当行为、欺诈、违反保密/数据安全、IP 侵权、证券法陈述外，任一方累计赔偿上限为协议总对价的 100%。

Except for willful misconduct, fraud, bad faith, breach of confidentiality/data security, wrongful disclosure of Confidential Information, IP infringement, or securities law representations, the cumulative liability of either Party is capped at 100% of the total consideration for this Agreement.

第十二条股东批准、监管程序与特别约定

Article 12 Shareholder Approval, Regulatory Procedures, and Special Covenants

●	12.1 股东批准机制(Shareholder Approval Mechanism)：如发行可能触发Nasdaq 规则下的股东批准要求，甲方有权在完成批准前暂缓发行，乙方应予配合。

If any issuance of shares as consideration pursuant to this Agreement would trigger shareholder approval requirements under Nasdaq rules, Party A may suspend such issuance until approval is obtained, and Party B shall cooperate in connection therewith.

●	12.2 不构成融资性工具(Not a Financing Instrument)：双方确认股票支付不构成带有价格保护、回售或浮动折价机制的融资性工具。

The Parties confirm that the obligation to issue shares under this Agreement shall constitute consideration and this Agreement shall not constitute a financing instrument with price protection, buy-back, or floating discount mechanisms.

●	12.3 披露与公告(Disclosure and Announcements)：甲方作为上市公司有义务根据法律和交易所规则对本项目及发行事项进行公告披露，乙方应予配合。

As a listed company, Party A has the obligation to make announcements and disclosures regarding this project and share issuances per legal and exchange rules, and Party B shall cooperate in connection therewith.

第十三条协议期限与终止

Article 13 Term and Termination

●	13.1 生效(Effectiveness)：本合同自双方签署盖章之日起生效。This Agreement shall be effective from the date of signing and sealing by both Parties.

●	13.2 终止(Termination)：可因履行完毕、书面一致同意、重大违约未纠正或一方 破产清算而终止。This Agreement shall terminate upon completion, mutual written agreement of the Parties, an unrectified material breach by a Party, or bankruptcy/liquidation of a Party.

●	13.3 终止后处理(Post-Termination Handling)：已验收并支付的批次继续有效；已交付未支付的继续适用支付机制；未开始的批次终止；保密、IP、争议解决等条款 继续有效。

Following the termination of this Agreement, any accepted and paid batches shall remain valid and unaffected; any delivered but unpaid batches shall remain subject to the applicable payment terms and mechanisms; and any batches for which the issuance process has not commenced shall be terminated. The provisions relating to confidentiality, IP, dispute resolution and Article 14 of this Agreement shall survive termination hereunder and remain in full force and effect.

第十四条适用法律与争议解决

Article 14 Governing Law and Dispute Resolution

●	14.1 适用法律(Governing Law)：受开曼群岛法律管辖；但股票发行及 Nasdaq 合规事项受美国联邦证券法和Nasdaq 规则约束。

This Agreement shall be governed by the laws of the Cayman Islands ; provided, however, that the share issuances and compliance with applicable U.S. federal securities laws and regulations and the regulations and rules of Nasdaq shall, to the extent applicable, be subject to such laws, regulations and rules .

●	14.2 争议解决(Dispute Resolution)：双方应首先通过友好协商解决因本协议引起或与本协议有关的任何争议。协商不成则提交开曼群岛法院进行仲裁。

The parties shall first endeavor to resolve any dispute arising out of or in connection with this Agreement through good faith negotiations. If such dispute cannot be resolved through negotiations, it shall be submitted to the courts of the Cayman Islands.

第十五条其他

Article 15 Miscellaneous

15.1 语言选择。本协议以中文和英文编写。当中文与英文协议文本内容不一致时，以英文协议为准。

15.1 Choice of Language. This Agreement is written in Chinese and English. If there is any inconsistency between the Chinese and English version, the English version shall prevail.

Article 16 Third Parties – No right to Enforce

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act (As Revised) of the Cayman Islands, as amended, modified, re- enacted or replaced, to enforce any term of this Agreement.

签署页(Signature Page)

甲方(Party A):	CCSC Technology International Holdings Limited
Representative：	Kung Lok Chiu

Signature：	/s/ Kung Lok Chiu
Date:	April 29, 2026

乙方(Party B)：	Asia Resource Holdings Limited

Representative：	Joo Nee Ch’ng

Signature：	/s/ Joo Nee Ch’ng
Date:	April 29, 2026

附件一：技术规格说明书要点(Annex I: Technical Specification Highlights)

1.	MES: 工单、工艺、OEE 分析等(Work orders, processes, OEE analysis, etc.)

2.	QMS: IQC、IPQC、CAPA/8D 等(IQC, IPQC, CAPA/8D, etc.)

3.	Traceability: 批次与序列号、正反向追溯(Lot/SN management, forward/backward traceability)

4.	Integration: PLC、AOI、测试机接入 (PLC, AOI, testing machine access)

5.	AI Analysis: 异常检测、风险评分(Anomaly detection, risk scoring)

6.	AI Vision: 缺陷识别、自动判级(Defect identification, auto-grading)

7.	Scheduling: 约束式排产、交期预警(Constraint-based scheduling, delivery warning)

8.	Dashboard: 质量趋势、AI 风险看板(Quality trends, AI risk dashboard)

9.	Security: 权限、审计、电子签名(Permissions, auditing, e-signatures)

Annex II Testing and Acceptance Standards.

Module 1: MES Production Execution Management Module

1.1	Module function positioning

MES modules are used to transform manufacturing requirements from ERP/sales orders/master production planning into production tasks that can be executed, monitored, documented, and tracked on the shop floor, and to control work orders, processes, stations, personnel, equipment, materials, and work-in-progress.

1.2	Core submodules

(1)	Work order management

1.	Ticket creation, import, release, split, merge, pause, cancellation, completion, and closure

2.	Support generating work orders by customer order, item number, batch, version, and delivery date

3.	Support special document types such as trial production orders, rework orders, replenishment lists, heavy work orders, and after-sales maintenance orders

(2)	Process route management

1.	Establish a standard routing for each part number

2.	Support process sequence, parallel process, branch process, and rework process

3.	Support process switching for different customer specifications, product versions and special process parameters

4.	Support process versioning and change logging

(3)	Passing through the station and reporting work

1.	Employees perform pass-through operations via station terminals, flatbeds, scanners, or industrial terminals

2.	The system automatically checks whether the conditions for passing through the station are met (completion of the previous track, complete set of materials, qualified equipment, tooling ready, first article release, etc.)

3.	Record the start time, completion time, working hours, output, scrapping, and repair quantity

(4)	WIP management of WIP

1.	Track WIP quantity, status, location, work order, and current operation in real time

2.	Supports batch-level, box-level, disk-level, and serial number level WIP management

3.	WIP can be suspended, frozen, transferred, quarantined, and pending

(5)	Electronic Operation Instructions (eSOP)

1.	Display controlled versions of work instructions, process drawings, videos, pictures and precautions at the station terminal

2.	Automatically associate work orders, part numbers, process versions, and equipment parameters

3.	Only approved versions of documents that are valid are allowed to be called

(6)	Analysis of working hours and production capacity

1.	Collect employee hours and equipment operating hours

2.	Calculate standard cycles, actual cycles, capacity utilization, station balance rate, and OEE

1.3	Technical requirements

1.	Support web architecture and industrial terminal adaptation

2.	Chinese/English interface is supported

3.	Support API integration with ERP, PLM, WMS, and financial systems

4.	Support for multi-plant architecture

5.	Supports role permission control and operation auditing

1.4	Deliverables

1.	MES master system

2.	Work order process configuration template

3.	Routing Configuration tool

4.	eSOP presentation and version control components

5.	WIP Kanban and Shop Floor Monitoring Panel

6.	System user manual and administrator manual

Module 2: QMS Quality Management Module

2.1	Module function positioning

The QMS module is used to manage incoming, process, final and outbound quality control processes and form a closed-loop system for non-conformity management, corrective preventive measures, customer complaints and supplier quality improvement.

2.2	Core submodules

(1)	Incoming Quality Control (IQC)

1.	Incoming materials are reported for inspection

2.	Sampling plan

3.	Inspection items and judgment criteria

4.	The inspection results are entered

5.	Incoming material release, return, special procurement, isolation

(2)	Process Quality Control (IPQC)

1.	First article inspection

2.	Inspection plan

3.	Process quality point control

4.	Abnormal outage/early warning mechanism

5.	Process parameter deviation reminder

(3)	Final Inspection and Outgoing Inspection (FQC/OQC)

1.	Sampling inspection before shipment

2.	Packaging, labeling, appearance, function, size, electrical test confirmation

3.	Shipment release control

(4)	Non-conforming product control (NCR)

1.	Bad registration

2.	Bad code management

3.	Non-conforming products are isolated

4.	MRB Review

5.	Rework, repair, scrapping, concession acceptance decision

(5)	CAPA vs. 8D

1.	Corrective Action

2.	Preventive measures

3.	Responsible person and time node tracking

4.	Validate the effect record

5.	Support for 8D Report output

(6)	Customer complaint / RMA management

1.	Customer complaint registration

2.	Return lot association

3.	Root cause analysis

4.	Corrective action closed-loop

5.	Customer responses and evidence package exports

(7)	Supplier quality management

1.	Supplier quality score

2.	The source is not in a bad trend

3.	Batch anomaly analysis

4.	Supplier rectification tracking

2.3	Technical requirements

1.	All quality events must be associated with work orders, lots, suppliers, equipment, stations, personnel, and timestamps

2.	Supports configurable inspection templates and electronic signoffs

3.	Support exporting PDF/Excel quality reports

4.	Support audit trails and version logging

2.4	Deliverables

1.	QMS main system

2.	IQC/IPQC/FQC/OQC 模板库

3.	NCR/CAPA/8D 工作流

4.	Customer complaints and supplier quality boards

5.	Quality Reporting Center

Module 3: Full Process Traceability and Genealogy Module

3.1	Module function positioning

This module is used to establish full-link traceability capabilities from raw materials, semi- finished products, work-in-progress to finished product shipments, and to build a parent- child relationship and evidence chain between materials, work orders, processes, test results, equipment, personnel, and shipment batches.

3.2	Core Submodules

(1)	Batch and serial number management

1.	Raw material batch

2.	Wire roll number

3.	terminal batch

4.	Plastic parts batch

5.	Packaging material batches

6.	Semi-finished product and finished product serial number generation and binding

(2)	Parent-child relationship management

1.	The relationship between semi-finished products and finished products

2.	Sub-component and assembly relationship

3.	Multi-layer BOM assembly relationships under the same work order

4.	The relationship before and after rework leaves traces

(3)	Process traceability

1.	The station record of each process

2.	Device number

3.	Tooling number

4.	Operator

5.	Shifts

6.	Timestamp

7.	Parameter values

8.	Inspection and test results

(4)	Shipment traceability

1.	The finished product is bound to the box number

2.	Pallet number, packing list, and shipping note number binding

3.	Customer lot number mapping

4.	Upstream materials and process records can be quickly checked from customer returns

(5)	Quick recall/reverse query

1.	Positively search for affected finished products from raw material batches

2.	Reverse trace from customer complaint batches to supplier batches, stations, equipment and crews

3.3	Technical requirements

1.	The query speed needs to meet the requirements of fast traceability in large-scale data scenarios

2.	Support barcode, QR code, RFID and other data carriers

3.	Support forward and reverse two-way traceability

4.	It supports both serial number and batch modes

3.4	Deliverables

1.	Genealogy engine

2.	Traceability query interface

3.	Recall impact analysis report

4.	Shipment batch mapping feature

Module 4: Equipment and test data integration module

4.1	Module function positioning

This module is used to collect data on key equipment in the production line, test equipment, code scanning terminals, measurement equipment and sensors, and standardize them into MES/QMS/traceability platforms.

4.2	Access objects

1.	PLC

2.	AOI devices

3.	Electrical testing machine

4.	Crimping equipment

5.	Welding equipment

6.	Dispensing equipment

7.	Laser marking equipment

8.	Barcode Gun / RFID Reader

9.	Electronic scales, calipers, torque testers and other measuring equipment

10.	Environmental monitoring equipment (temperature and humidity, etc.)

4.3	Core competencies

1.	Equipment status collection (operation, standby, alarm, maintenance)

2.	Device parameter collection

3.	Test data is automatically returned

4.	Automatic test pass/fail determination

5.	Automatically bind to work orders, batches, and serial numbers

6.	Device abnormal alarm

4.4	Technical requirements

1.	It supports common protocols such as OPC UA, Modbus, TCP/IP, serial port, file interface, and API

2.	Provide device access middleware

3.	Support disconnection caching and remediation

4.	Support time synchronization

4.5	Deliverables

1.	Device access services

2.	Standard interface documentation

3.	Device acquisition and configuration tool

4.	Abnormal alarm panel

Module 5: AI Quality Warning and Abnormal Analysis Module

5.1	Module function positioning

Based on MES, QMS, traceability, equipment, and test data, the module predicts and identifies manufacturing anomalies, bad risks, delivery risks, and equipment drift, and provides decision-making assistance for quality and manufacturing teams.

5.2	Core Submodules

(1)	Abnormal detection

1.	Identify abnormal fluctuations in defect rates

2.	Identify abnormal performance of a device, shift, or supplier batch

3.	Identify process parameter drift

(2)	Adverse risk score

1.	Risk scoring is carried out for work orders, batches, process combinations, and equipment status

2.	Remind high-risk work orders to be prioritized for inspection or suspension review

(3)	Root cause analysis assistance

1.	Combine historical defects, process parameters, equipment data, supplier batches, and test results

2.	The ranking of high probability influencing factors is given

3.	Recommend similar cases and previous CAPA records

(4)	Deliver risk forecasting

1.	Predict delay risks, rework risks, and quality interception risks

2.	Output delivery warnings in combination with scheduling and work-in-progress status

5.3	AI Technical Description

1.	Use supervised learning, anomaly detection, rules engine, time series analysis, and statistical models

2.	Support model training, iterative updates, and version management

3.	Interpretability output is supported

4.	Support manual review and feedback return

5.4	Technical Requirements

1.	AI models must be built on customer-owned manufacturing data

2.	The customer’s core process data shall not be used for external general model training without authorization

3.	The model results need to be traceable and auditable

5.5	Deliverables

1.	AI risk scoring services

2.	Abnormal warning panel

3.	Root cause analysis auxiliary report

4.	Model management background

Module 6: AI visual quality inspection linkage module

6.1	Module function positioning

This module is used to connect to AOI/industrial cameras to visually inspect connectors, cables, wire harnesses, and assemblies, and write the inspection results directly to MES/QMS/traceability systems.

6.2	Detection Scenarios

1.	Cosmetic defects

2.	Pin offset

3.	Abnormal solder joints

4.	Wrong plugging

5.	Color mismatch

6.	Wrong labeling

7.	Assembly omissions

8.	Surface damage

6.3	Core Competencies

1.	Image acquisition

2.	AI defect identification

3.	Automatic grading

4.	Abnormal image archiving

5.	Bound to work orders, stations, equipment, operators, serial numbers

6.	Automatically trigger rechecks, rework, or NCRs

6.4	Technical requirements

1.	Support edge inference or on-premises deployment

2.	Support manual rejuvenation process

3.	Support model updates and continuous sample learning

6.5	Deliverables

1.	AOI/vision interface services

2.	Visual inspection model

3.	Exception Image Management Module

4.	AI decision and rejudgment workflow

Module 7: Scheduling Optimization and Delivery Collaboration Module

7.1	Module function positioning

This module is used to intelligently schedule production based on orders, work orders, equipment, materials, and quality constraints, and generate deadline commitments and risk warnings.

7.2	Core competencies

1.	Order priority scheduling

2.	Bottleneck station identification

3.	Insertion simulation

4.	Material shortage impact assessment

5.	Consideration of change loss loss

6.	Capacity load analysis

7.	Delivery risk warning

7.3	Technical Requirements

1.	Constrained scheduling is supported

2.	Support manual intervention and simulation scheduling

3.	Support different factories, different workshops and different shift scenarios

7.4	Deliverables

1.	APS scheduling engine

2.	Simulation scheduling tools

3.	Deliver risk kanban

Module 8: Management of cockpit and report center

8.1	Module function positioning

Provide real-time dashboards and analytical reports for management, quality leads, plant owners, and engineering teams.

8.2	Main Kanban

1.	Order fulfillment board

2.	The workshop produces kanban

3.	Yield / Bad Trend Kanban

4.	NCR / CAPA Kanban

5.	Supplier quality kanban

6.	Device status dashboard

7.	Traceability and recall analysis dashboard

8.	AI Risk Warning Center

8.3	Deliverables

1.	BI dashboard

2.	Report export template

3.	Top management cockpit

Module G: Platform Basic Capability and Security Module

G.1	Core Competencies

1.	User and permission management

2.	Multi-organization/multi-factory/multi-role architecture

3.	Audit trail

4.	Document versioning

5.	API management

6.	Data backup and disaster recovery

7.	System logs

8.	Network security and access control

9.	Single sign-on (optional)

10.	Electronic signature (optional)

G.2	Data Compliance Requirements

1.	Customer data is owned by the customer

2.	Set up strict access control for core manufacturing, process, and quality data

3.	On-premises, private cloud, or hybrid deployments are supported

4.	Ensure log retention and audit verifiability

G.3	Deliverables

1.	Authority system

2.	Security policy documentation

3.	Backup and recovery scenarios

附件二《测试与验收标准》- 中文版

模块一：MES 生产执行管理模块

1.1	模块功能定位

MES 模块用于将ERP / 销售订单/ 主生产计划中的制造需求，转换为可在车间执行、监 控、记录和追踪的生产任务，并对工单、工艺、工位、人员、设备、材料和在制品进行全过程控制。

1.2	核心子模块

(1)	工单管理

●	工单创建、导入、下达、拆分、合并、暂停、取消、完工、关闭

●	支持按客户订单、料号、批次、版本和交期生成工单

●	支持试产单、返工单、补料单、重工单、售后维修单等特殊单据类型

(2)	工艺路线管理

●	建立每个料号的标准工艺路线

●	支持工序顺序、并行工序、分支工序、返工工序

●	支持不同客户规范、产品版本和特殊工艺参数的工艺切换

●	支持工艺版本控制与变更记录

(3)	过站与报工

●	员工通过工位终端、平板、扫描枪或工业终端进行过站操作

●	系统自动校验是否满足过站条件（上道完工、物料齐套、设备合格、工装就绪、首件放行等）

●	记录开工时间、完工时间、工时、产🎧、报废、返修数量

(4)	在制品WIP 管理

●	实时追踪在制品数量、状态、位置、所属工单和当前工序

●	支持批次级、箱级、盘级、序列号级 WIP 管理

●	支持 WIP 暂停、冻结、转移、隔离、待判等状态

(5)	电子作业指导书（eSOP）

●	在工位终端显示受控版作业指导书、工艺图、视频、图片和注意事项

●	自动关联工单、料号、工艺版本和设备参数

●	仅允许调用已批准且在有效期内的文档版本

(6)	工时与产能分析

●	采集员工工时和设备运行工时

●	计算标准节拍、实际节拍、产能利用率、工位平衡率和 OEE

1.3	技术要求

●	支持Web 架构和工业终端适配

●	支持中文/英文界面

●	支持 API 与ERP、PLM、WMS、财务系统对接

●	支持多工厂架构

●	支持角色权限控制和操作审计

1.4	交付成果

●	MES 主系统

●	工单流程配置模板

●	工艺路线配置工具

●	eSOP 展示与版本控制组件

●	WIP 看板与车间监控面板

●	系统用户手册与管理员手册

模块二：QMS 质量管理模块

2.1	模块功能定位

QMS 模块用于管理来料、过程、最终及🎧货质量控制流程，并形成不合格管理、纠正预防措施、客户投诉和供应商质量改进的闭环体系。

2.2	核心子模块

(1)	来料质量控制（IQC）

●	来料报检

●	抽样计划

●	检验项目和判定标准

●	检验结果录入

●	来料放行、退货、特采、隔离

(2)	过程质量控制（IPQC）

●	首件检验

●	巡检计划

●	工序质量点控制

●	异常停线/预警机制

●	工艺参数偏差提醒

(3)	最终检验与🎧货检验（FQC/OQC）

●	🎧货前抽检

●	包装、标签、外观、功能、尺寸、电性测试确认

●	🎧货放行控制

(4)	不合格品控制（NCR）

●	不良登记

●	不良代码管理

●	不合格品隔离

●	MRB 评审

●	返工、返修、报废、让步接收决策

(5)	CAPA 与 8D

●	纠正措施

●	预防措施

●	责任人和时间节点跟踪

●	验证效果记录

●	支持 8D 报告输🎧

(6)	客诉/ RMA 管理

●	客诉登记

●	退货批次关联

●	根因分析

●	纠正行动闭环

●	客户回复和证据包导🎧

(7)	供应商质量管理

●	供应商质量评分

●	来料不良趋势

●	批次异常分析

●	供应商整改跟踪

2.3	技术要求

●	所有质量事件必须可关联到工单、批次、供应商、设备、工位、人员和时间戳

●	支持可配置检验模板和电子签核

●	支持导🎧 PDF/Excel 质量报告

●	支持审计追踪和版本记录

2.4	交付成果

●	QMS 主系统

●	IQC/IPQC/FQC/OQC 模板库

●	NCR/CAPA/8D 工作流

●	客诉与供应商质量看板

●	质量报表中心

模块三：全流程追溯与 Genealogy 模块

3.1	模块功能定位

本模块用于建立从原材料、半成品、在制品到成品🎧货的全链路追溯能力，并构建物料、工单、工序、测试结果、设备、人员和🎧货批次之间的父子关系和证据链。

3.2	核心子模块

(1)	批次与序列号管理

●	原材料批次

●	线材卷号

●	端子批次

●	塑胶件批次

●	包装材料批次

●	半成品和成品序列号生成与绑定

(2)	父子关系管理

●	半成品与成品关系

●	子组件与总成关系

●	同一工单下多层BOM 组装关系

●	返工前后关系留痕

(3)	工艺追溯

●	每道工序的过站记录

●	设备编号

●	工装编号

●	操作员

●	班次

●	时间戳

●	参数值

●	检验和测试结果

(4)	🎧货追溯

●	成品与包装箱号绑定

●	托盘号、装箱清单、🎧货单号绑定

●	客户批次号映射

●	可从客户退货快速反查上游材料和工艺记录

(5)	快速召回/ 反向查询

●	从原材料批次正向查找受影响成品

●	从客户投诉批次反向追溯到供应商批次、工位、设备和班组

3.3	技术要求

●	查询速度需满足大批量数据场景下的快速追溯需求

●	支持条码、二维码、RFID 等数据载体

●	支持正向与反向双向追溯

●	支持序列号级和批次级两种模式

3.4	交付成果

●	Genealogy 引擎

●	追溯查询界面

●	召回影响分析报表

●	🎧货批次映射功能

模块四：设备与测试数据集成模块

4.1	模块功能定位

本模块用于采集产线关键设备、测试设备、扫码终端、量测设备和传感器数据，并将其标准化接入 MES/QMS/追溯平台。

4.2	接入对象

●	PLC

●	AOI 设备

●	电性测试机

●	压接设备

●	焊接设备

●	点胶设备

●	激光打标设备

●	条码枪/ RFID 读写器

●	电子秤、卡尺、扭力测试仪等量测设备

●	环境监控设备（温湿度等）

4.3	核心能力

●	设备状态采集（运行、待机、报警、维护）

●	设备参数采集

●	测试数据自动回传

●	测试合格/不合格自动判定

●	与工单、批次、序列号自动绑定

●	设备异常告警

4.4	技术要求

●	支持 OPC UA、Modbus、TCP/IP、串口、文件接口、API 等常见协议

●	提供设备接入中间件

●	支持断网缓存与补传

●	支持时间同步

4.5	交付成果

●	设备接入服务

●	标准接口文档

●	设备采集配置工具

●	异常报警面板

模块五：AI 质量预警与异常分析模块

5.1	模块功能定位

该模块基于 MES、QMS、追溯、设备和测试数据，对制造异常、不良风险、交付风险和设备漂移进行预测和识别，并为质量和制造团队提供决策辅助。

5.2	核心子模块

(1)	异常检测

●	识别不良率异常波动

●	识别某设备、班次、供应商批次的异常表现

●	识别工艺参数漂移

(2)	不良风险评分

●	针对工单、批次、工艺组合、设备状态进行风险打分

●	提示高风险工单优先检验或停线复核

(3)	根因分析辅助

●	结合历史缺陷、工艺参数、设备数据、供应商批次和测试结果

●	给🎧高概率影响因素排序

●	推荐相似案例和以往 CAPA 记录

(4)	交付风险预测

●	预测延误风险、返工风险、质量拦截风险

●	结合排产和在制品状态输🎧交付预警

5.3	AI 技术说明

●	使用监督学习、异常检测、规则引擎、时间序列分析和统计模型

●	支持模型训练、迭代更新和版本管理

●	支持可解释性输🎧

●	支持人工复核与反馈回流

5.4	技术要求

●	AI 模型必须建立在客户自有制造数据上

●	不得将客户核心工艺数据擅自用于对外通用模型训练

●	模型结果需可回溯、可审计

5.5	交付成果

●	AI 风险评分服务

●	异常预警面板

●	根因分析辅助报告

●	模型管理后台

模块六：AI 视觉质检联动模块

6.1	模块功能定位

本模块用于接入AOI/工业相机，对连接器、线缆、线束及装配件进行视觉检测，并将检测结果直接写入 MES/QMS/追溯系统。

6.2	检测场景

●	外观缺陷

●	针脚偏移

●	焊点异常

●	插接错误

●	颜色错配

●	标签错误

●	装配遗漏

●	表面损伤

6.3	核心能力

●	图像采集

●	AI 缺陷识别

●	自动判级

●	异常图片归档

●	与工单、工位、设备、操作员、序列号绑定

●	自动触发复检、返工或NCR

6.4	技术要求

●	支持边缘推理或本地部署

●	支持人工复判流程

●	支持模型更新和样本持续学习

6.5	交付成果

●	AOI/视觉接口服务

●	视觉检测模型

●	异常图像管理模块

●	AI 判定与复判工作流

模块七：排产优化与交付协同模块

7.1	模块功能定位

本模块用于根据订单、工单、设备、物料和质量约束进行智能排产，并生成交期承诺和风险预警。

7.2	核心能力

●	订单优先级排程

●	瓶颈工位识别

●	插单模拟

●	缺料影响评估

●	换线损耗考虑

●	产能负荷分析

●	交期风险预警

7.3	技术要求

●	支持约束式排程

●	支持手工干预和模拟排程

●	支持不同工厂、不同车间和不同班次场景

7.4	交付成果

●	APS 排产引擎

●	模拟排程工具

●	交付风险看板

模块八：管理驾驶舱与报表中心

8.1	模块功能定位

提供管理层、质量负责人、工厂负责人和工程团队所需的实时仪表盘和分析报表。

8.2	主要看板

●	订单履约看板

●	车间产🎧看板

●	良率/ 不良趋势看板

●	NCR / CAPA 看板

●	供应商质量看板

●	设备状态看板

●	追溯与召回分析看板

●	AI 风险预警中心

8.3	交付成果

●	BI 仪表盘

●	报表导🎧模板

●	高层管理驾驶舱

模块九：平台基础能力与安全模块

G.1	核心能力

●	用户与权限管理

●	多组织/ 多工厂/ 多角色架构

●	审计追踪

●	文档版本控制

●	API 管理

●	数据备份与灾备

●	系统日志

●	网络安全和访问控制

●	单点登录（可选）

●	电子签名（可选）

G.2	数据合规要求

●	客户数据归客户所有

●	对核心制造数据、工艺数据和质量数据设置严格访问控制

●	支持本地部署、专有云或混合部署

●	保证日志留存和审计可核查性

G.3	交付成果

●	权限体系

●	安全策略文档

●	备份恢复方案